                                                                Exhibit 10.14.13

           FOURTH AMENDMENT TO SHORT TERM REVOLVING CREDIT AGREEMENT
           ---------------------------------------------------------


          THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of December 4, 1998 (this "Amendment"), by and among X.L. Insurance Company, Ltd. and X.L. Mid Ocean Reinsurance Company, Ltd. (successor to X.L. Global Reinsurance Company, Ltd.) (the "Borrowers"), X.L. Insurance Company, Ltd. and EXEL Acquisition Ltd. (the "Guarantors"), MELLON BANK, N.A., (the "Agent") and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrowers, the Guarantors, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (as amended by the First Amendment thereto, dated as of November 5, 1997, the Second Amendment thereto, dated as of May 13, 1998, and the Third Amendment thereto, dated as of August 3, 1998, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

          WHEREAS, the Borrowers have requested the Banks to make certain changes to the Credit Agreement; and

          WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is
                      ------------------------------
hereby amended as follows:

          (a) Section 2.04(c) of the Credit Agreement is hereby amended by deleting the words "One, two, three, six or twelve months ('Euro-Rate Funding Period')" appearing under the column heading "Available Funding Periods"
                                              -------------------------
appearing therein and inserting in lieu of such words under such column heading the following: "One, two, three, six or twelve months or, if acceptable to all Banks, one or two weeks ('Euro-Rate Funding Period')".

          (b) Section 6.03(e) of the Credit Agreement is hereby amended to read as follows:

                 (e) Liens securing Indebtedness permitted by Section 6.08(b) or Section 6.08(c) hereof covering assets whose market value is not materially greater than an amount equal to the amount of the Indebtedness secured thereby, plus a commercially reasonable margin.

          (c) Section 6.08(b) of the Credit Agreement is hereby amended by deleting the word "Unsecured" appearing at the beginning thereof.


          SECTION 2.  EFFECT OF AMENDMENT.  The Credit Agreement, as amended by
                      -------------------
this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remains in full force and effect.


          SECTION 3.  GOVERNING LAW.  This Amendment shall be deemed to be a
                      -------------
contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.


          SECTION 4.  COUNTERPARTS.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.



          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                          X.L. INSURANCE COMPANY, LTD.
                                          as a Borrower and as a Guarantor


                                          By:_________________________________
                                          Title:______________________________

                                       X.L. MID OCEAN REINSURANCE COMPANY,
                                         LTD. (successor to X.L. Global
                                         Reinsurance Company, Ltd.),
                                         as a Borrower

                                       By:_________________________________
                                       Title:______________________________



                                       EXEL ACQUISITION LTD.,
                                         as a Guarantor


                                       By:_________________________________
                                       Title:______________________________



                                       MELLON BANK, N.A., as a Bank
                                         and as Agent


                                       By:_________________________________
                                       Title:______________________________



                                       BANK OF TOKYO - MITSUBISHI LTD.,
                                         as a Bank


                                       By:_________________________________
                                       Title:______________________________


                                       DEUTSCHE BANK AG, NEW YORK OR CAYMAN
                                         ISLANDS BRANCHES,
                                         as a Bank

                                       By:_________________________________
                                       Title:______________________________



                                       By:_________________________________
                                       Title:______________________________



                                       THE BANK OF NOVA SCOTIA,
                                         as a Bank


                                       By:_________________________________
                                       Title:______________________________

                                            THE CHASE MANHATTAN BANK,
                                                as a Bank


                                            By:_________________________________
                                            Title:______________________________



                                            THE BANK OF BERMUDA LIMITED,
                                                as a Bank


                                            By:_________________________________
                                            Title:______________________________



                                            ROYAL BANK OF CANADA,
                                                as a Bank


                                            By:_________________________________
                                            Title:______________________________



                                            BANQUE NATIONALE DE PARIS,
                                                as a Bank


                                            By:_________________________________
                                            Title:______________________________



                                            By:_________________________________
                                            Title:______________________________



                                            BANK OF AMERICA NT&SA,
                                                as a Bank


                                            By:_________________________________
                                            Title:______________________________



                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                              as a Bank


                                            By:_________________________________
                                            Title:______________________________



                                            By:_________________________________

                                            Title:______________________________


                                            BANK AUSTRIA AKTIENGESELLSCHAFT,
                                            as a Bank


                                            By:_________________________________
                                            Title:______________________________



                                            By:_________________________________
                                            Title:______________________________